UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 15, 2015

Citigroup Commercial Mortgage Trust 2015-GC29
(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)

Citigroup Global Markets Realty Corp.
Goldman Sachs Mortgage Company
Rialto Mortgage Finance, LLC FCRE REL, LLC
(Exact name of sponsors as specified in their charters)

Delaware	333-189017-08	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2015, with respect to Citigroup Commercial Mortgage Trust 2015-GC29.  The purpose of this amendment is to make certain clerical revisions to the form of the Pooling and Servicing Agreement (as defined below) that was previously filed as Exhibit 4.1 to the Form 8-K.

Item 8.01. Other Events.

On April 15, 2015, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2015 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, of Citigroup Commercial Mortgage Trust 2015-GC29, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29 (the “Certificates”).

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F, Class G, Class H and Class R (collectively, the “Private Certificates”) and the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $963,328,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co.”), Deutsche Bank Securities Inc. (“Deutsche”) and Drexel Hamilton, LLC (“Drexel”, and together with Citigroup, GS&Co. and Deutsche, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of April 1, 2015 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and GS&Co. are acting as co-lead managers, and Deutsche and Drexel are acting as co-managers, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated January 16, 2015, as supplemented by the Prospectus Supplement, dated April 1, 2015 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $155,195,505, were sold to Citigroup, GS&Co., Deutsche and Drexel (collectively with Citigroup, GS&Co. and Deutsche, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of April 1, 2015, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2015-GC29 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 86 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 108 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2015 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and

CGMRC, (ii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2015 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2015 (the “RMF Mortgage Loan Purchase Agreement”), between the Depositor and RMF, and (iv) FCRE REL, LLC (“FCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2015 (the “FCRE Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the RMF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and FCRE.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as 3 Columbus Circle (the “3 Columbus Circle Mortgage Loan”) is part of a loan combination (the “3 Columbus Circle Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and four pari passu companion loans (each, a “3 Columbus Circle Companion Loan”) that are held outside the Issuing Entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. As of the Closing Date, the 3 Columbus Circle Companion Loan, evidenced by the non-controlling promissory note A-4, was part of the mortgage pool backing the COMM 2015-CCRE22 Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the “COMM 2015-CCRE22 Certificates”), and during the period from the Closing Date to May 15, 2015, the 3 Columbus Circle Loan Combination was serviced pursuant to the pooling and servicing agreement governing the issuance of the COMM 2015-CCRE22 Certificates, dated as of March 1, 2015 (the “COMM 2015-CCRE22 PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer (the “COMM 2015-CCRE22 Master Servicer”), LNR Partners, LLC, as general special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer for the 3 Columbus Circle Loan Combination (the “COMM 2015-CCRE22 Special Servicer”), Wilmington Trust, National Association, as trustee (the “COMM 2015-CCRE22 Trustee”),  Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor.

On May 15, 2015, the 3 Columbus Circle Companion Loan evidenced by the controlling promissory note A-1, was included in the mortgage pool backing the COMM 2015-CCRE23 Mortgage Trust, Commercial Mortgage Pass-Through Certificates (the “COMM 2015-CCRE23 Certificates”), and from and after May 15, 2015, the 3 Columbus Circle Loan Combination has been (and is expected to continue to be) serviced pursuant to the pooling and servicing agreement governing the issuance of the COMM 2015-CCRE23 Certificates, dated as of May 1, 2015 (the “COMM 2015-CCRE23 PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor (the “COMM 2015-CCRE23 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “COMM 2015-CCRE23 Master Servicer”), CWCapital Asset Management LLC, as special servicer (the “COMM 2015-CCRE23 Special Servicer”), Wilmington Trust, National Association, as trustee (the “COMM 2015-CCRE23 Trustee”),  Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.  The COMM 2015-CCRE23 Master Servicer and the COMM 2015-CCRE23 Special Servicer are responsible for servicing the 3 Columbus Circle Loan Combination and administering the related mortgaged property, and the COMM 2015-CCRE23 Trustee is the mortgagee of record with respect to the 3 Columbus Circle Loan Combination.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, GSMC, RMF and FCRE. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,277,138, were approximately $1,155,434,527. Of the expenses paid by the Depositor, approximately $245,174 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,931,964 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated April 1, 2015 to the Prospectus, dated January 16, 2015. The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

The Pooling and Servicing Agreement, the COMM 2015-CCRE22 PSA, the COMM 2015-CCRE23 PSA, the Underwriting Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits hereto.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of April 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Drexel Hamilton, LLC, as underwriters. (Filed as Exhibit 1 to the Form 8-K and incorporated by reference herein)
Exhibit 4.1	Pooling and Servicing Agreement, dated as of April 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.
Exhibit 4.2	Pooling and Servicing Agreement governing the issuance of the COMM 2015-CCRE22 certificates, dated as of March 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as a special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein)
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the COMM 2015-CCRE23 certificates, dated as of May 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.. (Filed as Exhibit 10.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the SEC on June 1, 2015, and incorporated by reference herein)

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 15, 2015. (Filed as Exhibit 5 to the Form 8-K and incorporated by reference herein)
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 15, 2015 (included as part of Exhibit 5).
Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of April 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc. (Filed as Exhibit 10.1 to the Form 8-K and incorporated by reference herein)
Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of April 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc. (Filed as Exhibit 10.2 to the Form 8-K and incorporated by reference herein)
Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of April 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc. (Filed as Exhibit 10.3 to the Form 8-K and incorporated by reference herein)
Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of April 1, 2015, between FCRE REL, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which FCRE REL, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc. (Filed as Exhibit 10.4 to the Form 8-K and incorporated by reference herein)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 15, 2015 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 17, 2015	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice Name: Paul Vanderslice Tile: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of April 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Drexel Hamilton, LLC, as underwriters. (Filed as Exhibit 1 to the Form 8-K and incorporated by reference herein)	(E)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)
4.2	Pooling and Servicing Agreement governing the issuance of the COMM 2015-CCRE22 certificates, dated as of March 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as a special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Park Bridge Lender Services LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein)	(E)
4.3	Pooling and Servicing Agreement governing the issuance of the COMM 2015-CCRE23 certificates, dated as of May 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as a special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.. (Filed as Exhibit 10.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity filed with the SEC on June 1, 2015, and incorporated by reference herein)	(E)

5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 15, 2015. (Filed as Exhibit 5 to the Form 8-K and incorporated by reference herein)	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 15, 2015 (included as part of Exhibit 5).	(E)
10.1	Mortgage Loan Purchase Agreement, dated as of April 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc. (Filed as Exhibit 10.1 to the Form 8-K and incorporated by reference herein)	(E)
10.2	Mortgage Loan Purchase Agreement, dated as of April 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc. (Filed as Exhibit 10.2 to the Form 8-K and incorporated by reference herein)	(E)
10.3	Mortgage Loan Purchase Agreement, dated as of April 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc. (Filed as Exhibit 10.3 to the Form 8-K and incorporated by reference herein)	(E)
10.4	Mortgage Loan Purchase Agreement, dated as of April 1, 2015, between FCRE REL, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which FCRE REL, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc. (Filed as Exhibit 10.4 to the Form 8-K and incorporated by reference herein)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated April 15, 2015 (included as part of Exhibit 5).	(E)